SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant                          X

Filed by a Party Other than the Registrant

Check the appropriate box:
X	Preliminary Proxy Statement
Confidential, for Use of the Commission Only
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PREMIER CONCEPTS, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________
(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
Fee Paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PREMIER CONCEPTS, INC.
3033 South Parker Road, Suite 120
Aurora, Colorado 80014

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is being furnished to the shareholders of Premier Concepts, Inc. (respectively, the "Premier Shareholders" and "Premier" or the "Company" ) in connection with the solicitation by Premier of proxies to be used at the Annual Meeting of Premier Shareholders on June 15, 2001 (the "Annual Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Annual Meeting, and where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted

*	FOR Proposal No. 1 to elect four Directors;
*	FOR the adoption and approval of Proposal No. 2 which provides for an increase in the number of shares of common stock issuable under our Stock Incentive Plan;
*	FOR the ratification of our selection of our independent public accountants; and

according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Annual Meeting or any adjournment thereof.

        In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

        This Statement is being mailed on or about May 1, 2001, to Premier Shareholders eligible to vote at the Annual Meeting. Concurrently with the mailing of this Statement, Premier is furnishing to its shareholders Premier's Annual Reports for its fiscal years ended January 28, 2001, January 30, 2000 and January 31, 1999.

        Premier is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Premier Shareholders and brokers by one or more of the Directors or by Officers or employees of Premier. Premier may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, Premier has not made any contracts or arrangements for such solicitations, hence they cannot identify any parties or estimate the cost of such solicitation.

        Only Premier Shareholders of record as of the close of business on April 26, 2001 (the "Record Date"), will be entitled to vote at the Annual Meeting. Representation of a majority of Premier's shares of common stock outstanding on the Premier Record Date, either in person or by proxy, constitutes a quorum for the Annual Meeting. When a quorum is present, the vote by a plurality of the shares represented at the Meeting shall decide the election of directors. As of the Record Date, Premier had outstanding 1,530,574 shares of common stock, with each share being entitled to one vote.

THE ANNUAL MEETING

        The Board for use at the Meeting is furnishing this Proxy Statement and the accompanying proxy to shareholders of Premier as part of the solicitation of proxies. This Proxy Statement and the enclosed form of proxy are first being mailed to the shareholders of Premier on or about May 1, 2001.

Date, Time and Place of Meeting

        The Meeting will be held at the offices of Premier Concepts, Inc., located at 3033 South Parker Road, Suite 120, Aurora, Colorado 80014, on June 15, 2001, at 10:00 am, local time.

Matters to be Considered

        The purpose of the Meeting is to consider and vote upon the following matters:

*	the election of four (4) directors to serve until the next Annual Meeting of Stockholders.
*	to ratify our selection of Hein + Associates LLP as our independent public accountants for the fiscal year ended January 27, 2002.
*

to consider and vote upon a proposal to increase the number of shares of our Common Stock which we may issue pursuant to the exercise of options and other rights under our Stock Incentive Plan to 300,000 shares.

        Management of Premier does not know of any other matter to be brought before the Meeting other than as referred to in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy will vote upon those matters in their discretion.

Record Date and Outstanding Shares

        The Board has fixed the close of business on April 26, 2001, as the Record Date for determining shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately 520 shareholders of record of Premier common stock and 1,530,574 shares of Premier common stock outstanding and entitled to vote, with each share entitled to one vote.

Quorum

        The presence in person or by properly executed proxy of holders of a majority of the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be considered present at the meeting for purpose of determining a quorum.

Required Vote

        Directors shall be elected by a plurality of the votes of the shares present at the meeting either in person or represented by proxy and entitled to vote on the election of directors. On all other matters presented to a vote of the shareholders at the Meeting, a Proposal will be deemed ratified and adopted if it receives more votes in favor of such proposal than are cast against such Proposal. Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. With respect to a broker non-vote on the Proposal, such shares will not be considered present at the Meeting, and will not be counted in the voting with respect to such matter.

        The officers and directors of Premier have indicated that they intend to vote their shares FOR each director. These individuals own shares representing a total of 89,757 shares, or approximately 5.9% of the total number of shares of Premier common stock outstanding as of the Record Date.

Proxies

        All shares of common stock represented at the Meeting either in person or by properly executed proxies received prior to or at the Meeting and not duly and timely revoked will be voted at the Meeting in accordance with the instructions in such proxies. If no such instructions are indicated, such shares will be voted in favor of all the proposals and, in the discretion of the proxyholder as to any other matter which may be incidental to the Meeting as may properly come before such Meeting. Premier knows of no other matters other than as described in the Notice of Annual Meeting that are to come before the Meeting. If any other matter or matters are properly presented for action at the Meeting, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, including any adjournment or postponement of the Meeting, unless such authorization is withheld.

        A shareholder who has given a proxy may revoke it at any time prior to its exercise by: (i) giving written notice thereof to the Secretary of Premier at our principal executive offices at or prior to the taking of the vote at the Meeting; (ii) signing and returning to the Secretary of Premier at our principal executive offices a later dated proxy prior to the taking of the vote; or (iii) voting in person at the Meeting; however, mere attendance at the Meeting will not itself have the effect of revoking the proxy.

Solicitation of Proxies; Expenses

        The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by Premier. In addition to solicitation by mail, the directors, officers, and employees of Premier may solicit proxies from shareholders by telephone or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to Premier shareholders. Premier may reimburse these custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred.

YOU SHOULD NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

SUMMARY OF PROPOSALS TO BE DECIDED AT THE ANNUAL MEETING

        The Following summary only highlights selected information from this document and may not contain all of the information that is important to you. To understand the Proposal fully, you should carefully read this entire document.

                1.        PROPOSAL NO. 1 - ELECTION OF DIRECTORS

                           a.        Nominees:

                                      In the absence of contrary instructions, the persons named in the accompanying form of Proxy intend to vote all proxies FOR the election of the following nominees:

(1)	Sissel Eckenhausen
(2)	John Gerber
(3)	William Nandor
(4)	Gary Wolf

Each of the nominees is currently a director of the Company.

                             b.        Recommendations to Shareholders:

                                        The Premier Board of Directors believes that the election of each of the above named nominees is in the best interest of the Premier Shareholders, and unanimously recommends a vote FOR Proposal No. 1.

                             c.        Votes Required:

                                        Directors shall be elected by a plurality of the votes present at the meeting either in person or by proxy and entitled to vote on the election of directors.

                                        The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares voting at a meeting at which a quorum is present could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

                            d.        Information Concerning Nominees
Name	Age	Position	Director/Officer Since
Sissel Eckenhausen	41	Chief Executive Officer and President	Director since 1995 Executive Officer since 1994

John Gerber	35	Chairman of the Board	1999
William Nandor	58	Director	1995
Gary Wolf	52	Director	1999

        Sissel Eckenhausen, President and Chief Executive Officer since July 1994 and a Director since March 1995. From April 1992 to July 1994, Ms. Eckenhausen was employed as Senior Financial Analyst in the investment banking department of Chatfield Dean & Company, a national broker/dealer based in Denver, Colorado. Her duties included evaluating companies for funding of equity capital, mergers and acquisition, workout plan analysis and preparation. Ms. Eckenhausen was actively involved in firm projects which raised in excess of $80,000,000 for small capitalization companies. From December 1989, to April 1992, Ms. Eckenhausen worked as a business consultant for small public companies in the areas of Financial Management and Strategic Planning. From November 1987, to November 1988, Ms. Eckenhausen worked as a senior supervisor of Leventhal and Horwath, a national accounting firm. From July 1984, until August 1987, Ms. Eckenhausen worked as an assistant CFO for Selmer Sande, A.S., a billion dollar international contracting company based in Oslo, Norway. Ms. Eckenhausen graduated from the University of Denver with a degree in Business Administration in March 1982. Ms. Eckenhausen obtained her Masters in Business Administration from the University of Denver in March 1983.

        John Gerber, Chairman of the Board of Directors since 1999.  Mr. Gerber is a licensed attorney with nine years of practical experience documenting, negotiating and structuring debt and equity transactions and acquisitions in various industries. Since March 1999, he has been a board member of Premier Concepts. Since October 1999, he has also served as Chief Operating Officer and General Counsel for Meridian Telesis, LLC, and Internet services company. From January 1999 to October 1999, Mr. Gerber practiced law as a sole practitioner. From October 1995 to October 1998, he practiced with the law firm of Blank, Rome, Comisky & McCauley, LLP. Prior thereto, from September 1990, he practiced with the law firm of Cohen, Shapiro, Polisher, Shiekman, and Cohen.

        William Nandor, Director. Mr. Nandor was originally retained by the Company in March, 1995, as a consultant to assist us with our search for new retail locations and other issues surrounding our strategic growth plans. Mr. Nandor was named to our Board of Directors at this time. Mr. Nandor no longer performs consulting services for us; however, he remains as a director. From 1987 through 1990, Mr. Nandor was employed with Gymboree Corporation, first as Vice-President of Retailing and then as President and CEO. While with Gymboree, Mr. Nandor spearheaded its growth from a franchised play program for parents and kids into the retail specialty arena. Under him, the retail stores grew from inception to over 40 stores. From 1990 to 1993, Mr. Nandor served as President and COO of Impostors Copy Jewelry, Inc., and during 1993 and 1994 he served as Executive Vice-President and COO of S.S.R.S. Corporation, operator of Sesame Street Retail Stores. Under his leadership, Impostors grew from 50 retail stores to over 100 locations, and S.S.R.S. saw an increase in locations, comparable store sales and profits. In addition to the Company, Mr. Nandor currently serves as a member of the Board of Directors of Lisa's Tea Treasures, Inc., a San Jose, California wholesaler and retailer of high quality tea and other related products.

        Gary Wolf, Director since 1999. Mr. Wolf is the National Field Marketing Director for InterNAP Network Services, Inc. a Seattle, Washington based Internet connectivity company. Prior to joining InterNAP, Mr. Wolf served as a contracted Chief Financial Officer and marketing consultant to both Valentino Couture, Inc., and Lydell Jewelry, Inc. Mr. Wolf also served as Corporate Controller for Royal Caribbean Cruises, LTD., with an operational emphasis on Royal Caribbean's on-board retail operations, and as both Vice President of Planning and Marketing and Corporate Controller for Fredrick Atkins, Inc., a New York-based global private development company. In addition to his current employment with InterNAP, Gary serves as a tenured adjunct faculty member of the Fashion Institute of Technology, as a adjunct faculty member at St. John's University and as a frequent lecturer at the New York Society of Security Analysts.

        Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2002 or until a successor is duly elected and qualified.

        No family relationship exists between any director or executive officer.

        There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries .

        Except as set forth above, during the last five (5) years no director or officer of the Company has:
a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;
c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than the Board of Directors believes could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

2.      Meetings and Committees of the Board of Directors

         a.        Meetings of the Board of Directors

         During the fiscal year ended January 28, 2001, four (4) meetings of the Board of Directors were held, including regularly scheduled and special meetings. All directors attended 100% of the Board meetings.

         b.        Director Compensation

         Directors who are also executive officers of the Company receive no additional compensation for their services directors. However, outside directors are paid a stipend of $500 for each meeting personally attended, $250 for each meeting attended by teleconference and are entitled to be reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as members of our Board of Directors.

         The Board of Directors has adopted a formula plan to compensate outside directors for their services. Under this formula plan, for each year of service as a member of our Board of Directors, an outside, or independent director is entitled to receive a non-qualified stock option exercisable to purchase 10,000 shares of our Common Stock at an exercise price equal to 100% of the fair market value of our Common Stock on the date of grant. During fiscal 2001, we are obligated to issue under the formal plan options exercisable to purchase 5,000 shares of Common Stock at an exercise price equal to market value on the date of grant to each of our outside directors, Messrs. Nandor, Gerber and Wolf.

         In addition, during fiscal 2001, we granted 5,000 shares of Common Stock, as a restricted stock award, to Mr. Gerber in consideration of his additional services as Chairman of the Board of Directors.

         c.        Committees

          The Board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

         During the fiscal year ended January 28, 2001, the Board had standing committees consisting of an Audit Committee, Compensation Committee and Nomination Committee.

Audit Committee

          The audit committee is currently composed of the following directors:

John Gerber
William Nandor
Gary Wolf

         The Board of Directors has determined that Mr. Gerber, Mr. Nandor and Mr. Wolfe are "independent" within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

         The audit committee had one meeting during fiscal 2001, which was attended by 100% of its members. The committee is responsible for accounting and internal control matters. The audit committee:
-	reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet on all of the independent accountants, controller or internal auditor whenever a special situation arises.

         The Audit Committee of the Board of Directors has adopted a written charter, which is attached to this Proxy Statement as Appendix A.

         Report of Audit Committee

         In connection with the preparation of the annual report on Form 10-KSB of Premier Concepts, Inc., the audit committee certifies that it has:
-	reviewed and discussed the audited financial statements with management;
-	discussed with the Company's independent auditors the matters required to be discussed by the Statements of Auditing Standards 61;
-

received the written disclosures and the letter from the independent accountants required by the Independent Standards Board Standard No. 1, and has discussed with the independent accountant the independent account's independence; and

-

based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10KSB.

The Audit Committee

John Gerber
William Nandor
Gary Wolf

Compensation Advisory Committee

        The compensation advisory committee is currently composed of the following directors:

William Nandor
Gary Wolf

        The compensation advisory committee met one time during fiscal 2000 (including for purposes of administering our Stock Compensation Program), which meeting was attended by all members. The compensation advisory committee:
-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;
-	determines equity compensation for all employees;
-	reviews and approves the cash compensation and bonus objectives for the executive officers; and
-	reviews various matters relating to employee compensation and benefits

       Board Compensation Advisory Committee Report on Executive Compensation

       The compensation advisory committee of the board of directors consist of two directors, Mr. William Nandor and Mr. Gary Wolf. The committee has the responsibility to recommend to the board guidelines for administrating our stock compensation program, and the compensation for our executive officers. The primary function of the committee is to ensure our compensation program is consistent with our values and aligned with the business strategy and goals.

       The committee believes the compensation levels of our executives, who provide leadership and strategic direction, should consist of (1) base salaries that are, at a minimum, commensurate with executives of other comparable public companies and (2) periodic cash bonuses based on the achievement of specific objectives. These objectives are usually tied to a percentage of our profitability.

       The committee also believes it should provide executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in our common stock price. Incentive or non-qualified stock options are granted upon appointment of the executive as an inducement for employment. Additional incentive or non-qualified stock options are granted to the executive if specific goals are achieved.

       Each of our executive officers are also eligible to participate in our benefit plans offered to all employees.

The Compensation Advisory Committee

William Nandor
Gary Wolf

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

3.     Remuneration and Executive Compensation

        The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.
Table 1
SUMMARY COMPENSATION TABLE
					Long Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)
Sissel Ecken- hausen, President	2001	$130,000	-0-	-0-	-0-	-0-	-0-	-0-
	2000	$130,000	-0-	-0-	-0-	25,000	-0-	-0-
	1999	$130,000	-0-	-0-	-0-	-0-

        (1)     The above table reflects salary expenses as recorded on the Company's financial statements in accordance with generally accepted accounting principles. As such, the amounts may differ from the base salary rates discussed below:
Table 2
Option/SAR Grants in Last Fiscal Year
Individual Grants
Name	Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercisable or Base Price ($/Sh)	Expiration Date
Sissel Eckenhausen	-0-	-0-	-0-	N/A

Aggregated Option Exercises in Fiscal Year 2000 and Fiscal Year 2000 Year-end Option Values

       The following table sets forth information concerning option exercises and option holdings for each of the names executive officers during the fiscal year ended January 28, 2001. All of the listed options were exercisable at January 28, 2001.
Table 3 Aggregated Options/SAR Exercised in Last Fiscal Year And FY-End Option/SAR Values
Name	Number of Securities Underlying Unexercised Options at 1/28/01	Unexercised In-the-Money Options at 1/28/01
Sissel Eckenhausen,	42,500	-0-
President

4.     Compliance With Section 16(a) of the Exchange Act:

        Under the Securities Laws of the United States, the Company's Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1999 and 2000. All of these filing requirements were satisfied by the Company's Officers and Directors and ten percent holders. In making these statements, the Company has relied on the written representations of its Directors and Officers or copies of the reports that they have filed with the Commission.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE NOMINEES AS DIRECTORS

PROPOSAL NO. 2:    INCREASE AUTHORIZATION UNDER 1993 INCENTIVE STOCK                                          OPTION PLAN

        Our Board of Directors has determined that, in order to be able to provide additional incentive to our management employees, it is in the best interests of our shareholders that the number of shares of our Common Stock which we are authorized to issue pursuant to the exercise of options, grants and other rights under our 1993 Stock Incentive Plan be increased.

        We are currently authorized to issue up to 165,000 shares of Common Stock under our Plan. As of the date of this Proxy Statement, options have been exercised to purchase 55,000 shares and we have granted and have issued and outstanding options exercisable to purchase up to 110,000 shares of Common Stocky.

        At a meeting held on April 11, 2001, the board of directors of Premier Concepts amended its 1993 Incentive Stock Option Plan. The amendment is subject to the approval of the shareholders of Premier Concepts and other conditions described below. The amendment increases the number of shares of common stock for which options may be granted under the plan from 165,000 to 300,000.

        The purpose of the plan is to enable Premier Concepts to afford individuals who are responsible for its continued growth the opportunity to acquire a proprietary interest in the company. Premier Concepts believes that by rewarding individuals in this fashion creates an increased interest in, and a greater concern for, its welfare on the part of the individuals. These individuals may be:

-	its directors, executive officers and key employees; or
-	the directors, executive officers and key employees of any subsidiary or parent corporation of Premier Concepts.

        The plan is intended to align the interests of Premier Concepts, its directors, management and employees. It is also means to attract and retain outstanding management.

        The plan became effective on November 9, 1992 and was approved by the shareholders of Premier Concepts on March 30, 1994.

        The primary terms of the plan (as proposed to be amended) are as follows:

        1.   NUMBER OF SHARES. The aggregate number of shares of common stock for which options may be granted under the Plan is 300,000, an increase from 165,000.

        2.   ELIGIBILITY. Options intended to be non-qualified options may be granted only to directors, officers and other salaried key employees of Premier Concepts, or any subsidiary corporation or parent corporation of Premier Concepts now existing or hereafter formed or acquired.

        Options intended to be incentive options may be granted only to salaried key employees of Premier Concepts or any subsidiary corporation or parent corporation now existing or hereafter formed or acquired, and not to any director or officer who is not also an employee.

        At April 1, 2001, approximately eight persons were eligible to participate in the Plan and approximately seven persons were participating in the plan.

        3.   ADMINISTRATION. Although the plan contemplates administration by a committee composed of not less than two directors appointed by the board of directors, no committee has been constituted. Accordingly, the date the plan has been administered by the full Premier Concepts board of directors

        Subject to the terms of the plan, the board of directors or the committee has the authority:
-	to determine the eligible persons to whom options shall be granted;
-	to determine the time when the options shall be granted;
-	to determine the number of shares which shall be subject to each option;
-	to determine the purchase price or exercise price of each share which shall be subject to each option;
-	to determine the periods during which the options may be exercised, whether in whole or in part;
-	to determine the other terms and provisions with respect to the options, which need not be identical;
-	to determine, in accordance with standards set forth in the plan, the fair market value of the common stock underlying the options;
-	to construe the plan and options granted thereunder;
-	to accelerate or defer, with the consent of the optionee, the exercise of any option, consistent with the provisions of the plan;
-	to authorize any person to execute on behalf of Premier Concepts any instrument required to effectuate the grant of an option;
-	to prescribe rules and regulations relating to the plan; and
-	to make all other determinations deemed necessary or advisable for the administration of the plan.

        4.   TERM. The plan became effective on November 9, 1992 and will remain in effect, unless sooner terminated by the board of directors, until December 31, 2003. Options may be granted under the plan at any time while the plan shall remain in effect.

        5.   TERM OF OPTIONS. The term of an option granted under the plan shall be determined by the committee. The term may not exceed ten years from the date of grant, or five years in the case of an option intended to be an incentive option to a participant who owns more than ten percent of the voting stock of Premier Concepts.

        An option may not be assigned except by will, by the laws of descent and distribution and may not be exercised more than one year following an optionee's death.

        Except as the committee otherwise determines in a particular case, options held by a participant will be terminated if the participant's employment with Premier Concepts or a subsidiary terminates for reasons other than
-	retirement at the normal retirement date then in effect for employees of Premier Concepts or the subsidiary;
-	termination by Premier Concepts without cause;
-	disability; or
-	death.

        An optionee whose employment is terminated by Premier Concepts without cause or due to retirement may exercise the option for a period of three months after the termination of his service to Premier Concepts.

        An optionee whose employment ends due to his disability may exercise the option for a period of one year after the termination of his service.

        6.   EXERCISE PRICE. The exercise price of options granted under the plan is determined by the committee administering it. However, in the case of options intended to constitute incentive stock options under Section 422 of the Code, the exercise price may not be less than the fair market value of the common stock on the day of grant. In the case of options intended to be incentive options granted to a participant who owns more than ten percent of the outstanding common stock of Premier Concepts, the exercise price may not be less than 110% of the fair market value.

        7.   EXERCISE; PAYMENT. Options granted under the plan may be immediately exercisable, except for options granted to officers, directors and other persons subject to Section 16 of the Exchange Act, which may not become exercisable until the expiration of six months after issuance. The aggregate exercise price due upon the exercise of an option granted under the plan may be paid
-	in cash; or
-

by tendering other consideration, including Premier Concepts common stock, having a fair market value on the date of exercise equal to the cash exercise price otherwise payable as the committee may determine.

        8.   OPTION DOCUMENT. All options granted under the plan shall be evidenced by a written option document consistent with the terms of the plan.

        9.   AMENDMENT. The plan may be amended from time to time by the board of directors. However, shareholder approval is required for any change which would
-	materially increase the benefits available to participants;
-	materially increase the number of shares for which options may be granted; or
-	materially modify the requirements for participation.

        10.   TAX CONSEQUENCES. Options granted under the plan to employees of Premier Concepts or its subsidiaries may be, in the discretion of the committee, either incentive options or non-incentive options for federal income tax purposes.

        A recipient of an incentive option will not recognize taxable income upon the grant or exercise of the incentive option. However, the amount by which the fair market value of the underlying common stock exceeds the exercise price on the date of exercise will be treated as an item of tax preference. This amount will be included in the computation of the optionee's alternative minimum taxable income in the year he exercises the incentive option.

        An optionee will recognize long term capital gain or loss upon the disposition of common stock acquired upon the exercise of an incentive option. However the optionee must not dispose of the common stock within two years after the granting of the incentive option, or within one year after the exercise of the incentive option. If the holding periods are satisfied, Premier Concepts will not be allowed a deduction by reason of the grant or exercise of an incentive option.

        Generally, a recipient of a non-incentive option granted under the plan will not recognize taxable income at the time of grant. Instead the recipient will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the common stock acquired on the date of exercise and the aggregate exercise price. Premier Concepts will receive a deduction at that time in like amount. Upon the disposition of common stock acquired upon the exercise of a non-incentive option, the optionee will recognize long term or short term capital gain or loss in an amount equal to the difference between the amount realized and the optionee's basis in the common stock sold. The basis will generally be the fair market value of the common stock sold on the date it was acquired through option exercise.

        Currently, there are no options available for grant under the plan. It is proposed that the plan be amended to increase from 165,000 to 300,000 the number of shares of common stock for which options may be granted thereunder. If the amendment is approved, there will be available 230,000 shares of common stock which Premier Concepts may issue upon exercise of options which Premier Concepts has granted or is committed to grant under the plan after January 28, 2001.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE PROPOSAL TO AMEND THE PREMIER CONCEPTS INC. 1993 INCENTIVE STOCK OPTION PLAN.

        As a result, our Board of Directors has recommended that we increase the total authorization under our Plan from 165,000 to 300,000 shares, an increase of 135,000.

Votes Required.

        Approval and adoption of the proposed increase in the number of shares of common stock authorized to be issued under our Plan requires more votes in favor of such proposal than are cast against such proposal.

Management Recommendation.

        OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED INCREASED AUTHORIZATION UNDER OUR PLAN IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

PROPOSAL NO. 3:    RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Hein + Associates LLP, independent certified public accountants, to serve as auditors for the fiscal year ending January 27, 2002. Hein + Associates LLP has been the Company's accountants since 1994. It is not expected that a member of Hein + Associates LLP will be present at the Annual Meeting or that a member of that firm will be available to either make a statement or respond to appropriate questions. Ratification of the selection of our auditors is not required under the laws of the State of Colorado or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

        The following table details aggregate fees billed for fiscal year ended January 28, 2001 by Hein + Associates LLP for:
* * *

Professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the Company's quarterly consolidated financial statements;

Financial information systems design and implementation; and

All other services:

	Services for Fiscal 2001	Aggregate Fees Billed
	Audit	$40,000
	Financial Information System Design and Implementation	-0-
	Other	$35,700

        The Audit Committee of the Board of Directors has considered whether the provision of the services covered by the caption "Financial Information System Design and Implementation" or "Other" in the above table is compatible with Hein + Associates LLP's independence, and has determined that the independence of Hein + Associates, LLP is not impaired by the fees paid to the firm in the prior fiscal year.

        Votes Required.

        Ratification of the selection of Hein + Associates LLP to serve as auditors for the fiscal year ending January 27, 2002 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

        Management Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF HEIN + ASSOCIATES LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth information with respect to beneficial ownership of our common stock by:

        *        each person who beneficially owns more than 5% of the common stock;

        *        each of our executive officers named in the Management section;

        *        each of our Directors; and

        *        all executive officers and Directors as a group.

The table shows the number of shares owned as of April 1, 2001 and the percentage of outstanding common stock owned as of April 1, 2001. Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name and Address of Beneficial Owner	Number of Shares Of Common Stock Beneficially Owned	Percentage of Outstanding Shares Owned Current (as of 4/01/01)
Sissel Eckenhausen (1)	87,100	5.6%
John Gerber (2)	32,960	52.1%
William Nandor (3)	22,601	1.5%
Gary Wolf (4)	5,000	0.3%
Todd Huss (5)	26,500	1.7%
Kevin O'Brien (6)	12,300	0.8%
David Taffet (7) 206 Indian Creek Road Wynnewood, PA 19096	152,844	9.9%
Generic Trading of Philadelphia, LLC 1270 Avenue of the Americas New York, NY 10020	248,603	16.2%
Todd and Karen Spehler 2479 Malibu Road Bellmore, NY 11710-5119	TBD	TBD
Therese and Frank Zangara 135 Glenwood Road Glenwood Landing, NY 11547	TBD	TBD
All Officers and Directors as a Group (6 persons)	186,461	11.5%

(1)    Includes 32,500 common shares issuable upon the exercise of the vested portion of outstanding stock options.

(2)    Includes 5,000 common shares issuable upon the exercise of the vested portion of outstanding stock options, and 14,204         common shares issuable upon the exercise of outstanding warrants.

(3)    Includes 10,000 common shares issuable upon the exercise of the vested portion of outstanding stock options.

(4)    Includes 5,000 common shares issuable upon the exercise of the vested portion of outstanding stock options.

(5)    Includes 20,000 common shares issuable upon the exercise of the vested portion of outstanding stock options.

(6)    Includes 10,000 common shares issuable upon the exercise of the vested portion of outstanding stock options.

(7)    Includes 10,125 common shares issuable upon the exercise of outstanding warrants.

        Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

        The percentages shown are calculated based upon 1,530,574 shares of common stock outstanding on April 1, 2001. In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of April 1, 2001 upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

        Unless otherwise stated, the beneficial owner's address is 3033 South Parker Road, Suite 120, Aurora, Colorado 80014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Infusion Capital Agreements

        Effective February 26, 1999, the Company entered into an Agreement Regarding Basic Terms with Infusion Capital Partners, LLC ("Infusion") (the "Basic Agreement"). Under the terms of the Basic Agreement, effective March 11, 1999, the Company entered into a Management Services Agreement with Infusion and a First Stock Purchase Agreement with Equisition Capital, LLC ("Equisition"). Mr. David M. M. Taffet would be deemed a controlling person of both Infusion and Equisition.

        Agreement Regarding Basic Terms

        The Company has entered into the Basic Agreement with Infusion which serves as an omnibus agreement for the various transactions covered by the Infusion Agreements, all of which are either with Infusion or affiliates of Infusion. The Basic Agreement provides for the execution of the following further agreements:
1.	Management Services Agreement with Infusion
2.	First Stock Purchase Agreement with Equisition Capital, LLC
3.	E-Commerce Services Agreement with MeridianTelesis, LLC
4.	Second Stock Purchase Agreement with Infusion

        Effective March 11, 1999, the Company executed and delivered in a concurrent closing the Management Services Agreement, the First Stock Purchase Agreement and deferred execution of the E-Commerce Services Agreement which are summarized below.

        Management Services Agreement and Extension

        Under the Management Services Agreement, the Company engaged the services of Infusion to provide financial advisory and other related services for an initial term of one year. Under the agreement, the Company paid to Infusion the sum of $50,000. In addition, the Company issued to Infusion as an additional financing fee a warrant exercisable for three years to purchase 25,000 shares of the Company's Common Stock at an exercise price of $1.25 per share.

        In the year 2000, the Company entered into an agreement to extend the term of the Management Services Agreement until December 31, 2001. Under the terms of that extension, the Company granted to Infusion additional warrants to purchase 25,000 shares of Common Stock at an exercise price of $.875 per share.

        First Stock Purchase Agreement

        The Company also consummated the First Stock Purchase Agreement pursuant to which Equisition purchased a total of 176,615 shares of the Company's Common Stock for $1.25 per share, or a total purchase price of $220,768.75. The shares issued to Equisition represented immediately prior to their issuance 19.9% of the Company's then issued and outstanding shares of Common Stock. In addition, under the First Stock Purchase Agreement, Equisition had the right to designate one person to serve as a member of the Company's Board of Directors, which Equisition exercised by designating John M. Gerber as a director of the Company. Mr. Gerber was elected as a member of the Company's Board of Directors effective March 12, 1999. Mr. Gerber serves as legal counsel to Infusion, Equisition and its other affiliated entities.

        E-Commerce Services Agreement

        Under the E-Commerce Services Agreement, MeridianTelesis, LLC assists the Company in developing its e-commerce marketing. MeridianTelesis, LLC is an affiliated entity of Infusion and Equisition in which Mr. David M. M. Taffet serves as a control person. The Company has paid to MeridianTelesis, LLC the sum of $95,000 under this agreement.

        Second Stock Purchase Agreement

        The Second Stock Purchase Agreement provided for the sale by the Company of (i) 223,385 shares of Series A Convertible Preferred Stock, par value $.10 per share (the "Preferred Stock") and (ii) a warrant exercisable for three years to purchase 80,000 shares of the Company's Common Stock at an exercise price of $4.10 per share (the "Warrant"). The purchase price for the Preferred Stock and Warrant was $279,231.25.

        Investment Banking Agreement

        In March 2001, the Company entered into an Investment Banking Agreement with Infusion under which Infusion agreed to provide certain financial advisory services in connection with our proposed merger and acquisition activities. Under that Investment Banking Agreement, we paid Infusion $25,000 and issued to Infusion additional warrants to purchase 75,000 shares of Common Stock at an exercise price of $1.00 per share.

        Registration Rights

        Equisition, Infusion and the Investor have been granted certain registration rights with respect to the securities of the Company issued pursuant to the Infusion Agreements. All registration rights are exercisable at the sole cost and expense of the Company.

OTHER MATTERS

        The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If, however, any other matters properly come before the Annual Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

        Whether or not you expect to present at the meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.
PREMIER CONCEPTS, INC.

By:___________________________________ Sissel Eckenhausen, President

Shareholder Proposals For The 2002 Annual Meeting

        If any shareholder wishes to present a proposal for inclusion in the proxy materials to be mailed by the Company with respect to the 2002 Annual Meeting of Shareholders, the proposal must be presented to the Company's management prior to March 31, 2002, along with proof of common stock ownership in the Company. If, however, notwithstanding the foregoing deadline, a proposal is brought before the Meeting, then under the proxy rules of the Securities and Exchange Commission the proxies solicited by management with respect to the Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the person selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by overnight courier to Premier Concepts, Inc., 3033 South Parker Road, Suite 120, Aurora, Colorado 80014, Attention: Sissel Eckenhausen, President and CEO.

APPENDIX A

PREMIER CONCEPTS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

General

        The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

*	Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
*	Reviewing and appraising the audit efforts of the Corporation's independent accountants.
*	Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

Composition

        The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors, who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent

        All members of the Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

        The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

Relationship with Independent Accountants

        The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Responsibilities and Duties

        To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
1.	Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.
2.

Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public; including any certification, report, opinion, or review rendered by the independent accountants.

3.

Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
4.	Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.
5.

On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

6.	Recommend to the Board any appropriate action to oversee the independence of the independent accountants.
7.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
8.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.
Financial Reporting Processes
9.	In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.
10.	Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
11.	Consider, and approve, if appropriate, major changes to the Corporation's auditing and accounting principles.
12.

Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.
15.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.
Ethical and Legal Compliance
16.	Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.
17.	Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.
18.	Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                              Adopted by Resolution of the Board of Directors

                                                                              March 22 , 2001

PREMIER CONCEPTS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 14, 2001

The Annual Meeting of Shareholders of Premier Concepts, Inc. (the "Company") will be held at the offices of ________________________________________________________, on ______, 2001 at 10:00 o'clock a.m. local time for the purpose of considering and voting upon the following:
1.	To elect four (4) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.
2.	To approve an increase in the number of shares of common stock issuable under our 1993 Stock Incentive Plan.
3.	To ratify our selection of our independent certified public accountants.
4.	Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of the Company's common stock of record at the close of business on April 4, 2001 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Reports to Shareholders, including financial statements for the fiscal years ended January 28, 2001, January 30, 2000 and January 31, 1999, are being mailed to shareholders concurrently with our Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt or a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.
PREMIER CONCEPTS, INC.

_____________________________________ Sissel Eckenhausen, President

PREMIER CONCEPTS, INC.

PROXY SOLICITED ON BEHALF OF THE COMPANY

        The undersigned hereby constitutes and appoints Sissel Eckenhausen or ____________________________ (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of Premier Concepts, Inc (the "Company") to be held at the offices of _____________________________________ on ____________, 2001 at 10:00 o'clock a.m. local time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

                (1)        FOR          WITHHOLD AUTHORITY _____________

                                                       To elect all of the nominees listed below:

                                                        Sissel Eckenhausen, William Nandor, John Gerber, Gary Wolf

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

______________________________________________________________

                (2)        FOR __________        AGAINST __________                 ABSTAIN ___________

To approve an increase in the number of shares of common stock issuable under our
1993 Stock Incentive Plan

                (3)         FOR __________        AGAINST __________                 ABSTAIN ___________

To ratify our selection of our independent public accountants

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

Date____________________ , 2001
_____________________________________________ Name (please type or print)
_____________________________________________ Signature
_____________________________________________ Signature, if held jointly

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.